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EXHIBIT 99.4

                               REHABILICARE INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH   , 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Rehabilicare Inc. ("Rehabilicare") acknowledges receipt of the Joint Proxy Statement-Prospectus of Rehabilicare and Staodyn, Inc., a Colorado corporation ("Staodyn") and the undersigned revokes all prior proxies and appoints David B. Kaysen and W. Glen Winchell, and each of them individually, proxies for the undersigned to vote all shares of Common Stock of Rehabilicare that the undersigned would be entitled to vote at the
Annual Meeting of Shareholders to be held at          , Minneapolis, Minnesota
at 10:00 a.m., local time, on March   , 1998 and any adjournments, postponements
or reschedulings thereof, on those matters referred to in the Joint Proxy Statement-Prospectus.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS REFERRED TO IN (2) AND (3) AND FOR THE PROPOSALS REFERRED TO IN (1), (4) AND (5) ON THE REVERSE SIDE, PROVIDED THAT YOU HAVE SIGNED AND DATED THE PROXY CARD.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, 2, 3, 4 AND 5.

1. THE MERGER. To approve and adopt the Agreement and Plan of Merger dated as of December 1, 1997 between Rehabilicare and Staodyn, as described in the accompanying Joint Proxy Statement-Prospectus.

    / / FOR                   / / AGAINST                   / / ABSTAIN

2. ELECTION OF DIRECTORS. To elect the following directors to serve on the Rehabilicare Board of Directors until the next annual meeting of shareholders:

    Nominees: David B. Kaysen, Robert C. Wingrove, John H.P. Maley and Richard
E. Jahnke

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
    / / FOR                             / / WITHHELD WITHHELD AS TO ALL NOMINEES

For all nominees except:________________________________________________________

PLEASE SIGN AND DATE THIS PROXY CARE ON THE REVERSE SIDE AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                                                     (CONTINUED ON REVERSE SIDE)
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3.  ELECTION OF DIRECTORS EFFECTIVE UPON CONSUMMATION OF THE MERGER. To elect the following directors effective if and when the Merger is completed to serve until the next annual meeting of shareholders.

    Nominees: W. Bayne Gibson and Frederick Ayers

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
    / / FOR                             / / WITHHELD WITHHELD AS TO ALL NOMINEES

    For all nominees except:____________________________________________________

4. APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve an amendment to the Restated Articles of Incorporation to increase authorized common stock to 30,000,000 shares.

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
    / / FOR                   / / AGAINST                   / / ABSTAIN

5. APPROVAL OF 1998 STOCK INCENTIVE PLAN. To approve the adoption of the Rehabilicare 1998 Stock Incentive Plan.

    / / FOR                   / / AGAINST                   / / ABSTAIN

                                            ____________________________________
                                            SIGNATURE OF SHAREHOLDER (Title, if
                                            any)
                                            ____________________________________
                                            SIGNATURE OF SHAREHOLDER (if held
                                            jointly)

                                            Dated: ________________________,1997

                                              Please sign exactly as your name
                                              or names appear hereon. If
                                              shares are held jointly, each
                                              shareholder should sign. When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation,
                                              please sign in full corporate
                                              name by president or other
                                              authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.